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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        _________________________________



                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported)  November 16, 1995
                                                       -----------------


                           WELLSTEAD INDUSTRIES, INC.
          -------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


              DELAWARE                      2-9793C             35-1636466
     -------------------------------    ----------------      ----------------
     (State or other jurisdiction of    (Commission File     (I.R.S. Employer
     incorporation or organization)          Number)         Identification No.)



                581 BOYLSTON STREET, SUITE 500, BOSTON, MA  02116
          ------------------------------------------------------------
          (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number including area code:     (617) 424-8090
                                                            --------------

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ITEM 5.  OTHER EVENTS

     On November 16, 1995, Wellstead Industries, Inc. (the "Company"), which owns all of the issued and outstanding capital stock of Control Resource Systems, Inc. ("CRSI") and the Board of Directors of CRSI adopted resolutions authorizing the officers of CRSI to take appropriate action to liquidate the assets and the business of CRSI. CRSI is currently exploring opportunities to sell various of its assets and business operations in an effort to raise cash to fulfill its obligations to its secured and unsecured creditors.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       WELLSTEAD INDUSTRIES, INC.



January 22, 1996                       By: /s/ John W. Burkhart
                                          -----------------------------
                                       John W. Burkhart
                                       Chairman of the Board, Chief Executive
                                       Officer, President